SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (herein called the "Amendment") made as of June 27, 2000 by and among St. Mary Land and Exploration Company, a Delaware corporation ("Borrower"), Bank of America, N.A., individually and as Agent ("Agent"), and the undersigned lenders (the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, Borrower, Agent and Lenders entered into that certain Credit Agreement dated as of June 30, 1998 (as heretofore amended, modified or supplemented, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement for the purposes described herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section  1.1.  Terms  Defined  in the  Original  Agreement.  Unless the
                        --------------------------------------------
context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section  1.2.  Other  Defined  Terms.   Unless  the  context  otherwise
                        ----------------------
requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this Second Amendment to Credit Agreement.

                  "Credit Agreement" means the Original Agreement as amended hereby.

                                   ARTICLE II.

               Amendment to Original Agreement and Designation of
                          New Aggregate Borrowing Base

         Section 2.1.  Defined Terms.  The following definitions in  Section 1.1
                       -------------
of the Original Agreement are hereby amended in their entirety to read as follows:

                  "'Base Rate Margin' means with respect to each Base Rate Loan:

                  (a) when the Debt to Capitalization Ratio in effect hereunder is less than 0.5 to 1.0, zero, or

                  (b) when the Debt to Capitalization Ratio in effect hereunder is greater than or equal to 0.50 to 1.0, 0.25%."

                  "'Eurodollar Margin' means

                  (a) during the Tranche A Revolving Period with respect to each Eurodollar Loan:

                           (i) when the Debt to  Capitalization  Ratio in effect
                  hereunder is less than 0.30 to 1.0, 0.75%, or

                           (ii) when the Debt to Capitalization  Ratio in effect
                  hereunder is greater than or equal to 0.30 to 1.0 but less than 0.40 to 1.0, 1.00%, or

                           (iii) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.40 to 1.0 but less than 0.5 to 1.0, 1.125%, or

                           (iv) when the Debt to Capitalization  Ratio in effect
                  hereunder is greater than or equal to 0.50 to 1.0, 1.375%; and

                  (b) after the Tranche A Revolving Period with respect to each Eurodollar Loan:

                           (i) when the Debt to  Capitalization  Ratio in effect
                  hereunder is less than 0.30 to 1.0, 0.875%, or

                           (ii) when the Debt to Capitalization  Ratio in effect
                  hereunder is greater than or equal to 0.30 to 1.0 but less than 0.40 to 1.0, 1.125%, or

                           (iii) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.40 to 1.0 but less than 0.5 to 1.0, 1.375%, or

                           (iv) when the Debt to Capitalization  Ratio in effect
                  hereunder is greater than or equal to 0.50 to 1.0, 1.625%."

                  "'Permitted Investments' means (a) Cash Equivalents, (b) Investments by Borrower in any of its wholly owned Subsidiaries, and
         (c) so long as no Default or Event of Default has occurred and is continuing and the Facility Usage does not exceed the Borrowing Base then in effect, (1) loans to or guaranties of obligations of or the acquisition of capital stock or equity interest in Summo Minerals
         Corporation or a direct property interest in any property owned by Summo Minerals Corporation provided that the aggregate amount of such loans, guaranties of obligations of and consideration paid by Borrower for such capital stock equity or property interest does not exceed the sum of $12,500,000 and (2) repurchases of capital stock of Borrower provided that the aggregate amount paid by Borrower in connection with such repurchases shall not exceed $20,000,000."

                  "'Tranche A Maturity Date' means December 31, 2006."

                  "'Tranche A Revolving Period' means the period from and including the date hereof until June 30, 2003."

                  "'Tranche B Maturity Date' means June 26, 2001."

         Section 2.2. Extension of Tranche A Revolving Period.  Borrower may, at
                      ----------------------------------------
its option and from time to time during the Tranche A Revolving Period, request that the Tranche A Revolving Period be extended for a period of one year by delivering to Agent, not more than sixty (60) days and not less than forty-five
(45) days prior to the last day of the then current Tranche A Revolving Period, a written request that the Lenders extend the Tranche A Revolving Period. Agent shall forthwith provide a copy of such request to each of the Lenders. Each Lender shall, within thirty (30) days after the date such Lender receives such request from Agent, either (i) notify Agent in writing of its acceptance of such request, and the terms and conditions, if any, upon which such Lender is prepared to extend the Tranche A Revolving Period, or (ii) notify Agent in writing that such request has been denied. In the event any Lender determines not to grant any such extension, Agent shall promptly so notify Borrower.

         Section 2.3.  Tranche B Loan Commitment Fee.  Section  2.5(c)(i) of the
                       ------------------------------
Original Agreement is hereby deleted in its entirety and replaced with the following:

                  "(i) when the Debt to Capitalization Ratio in effect hereunder is less than 0.50 to 1.0, 0.25% per annum;"

         Section 2.4. Regularly Scheduled Payments of Principal of Tranche A Note. Section 2.7(c) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                  "(c) Regularly Scheduled Payments of Principal of Tranche A Note. The principal of the Tranche A Note shall be due and payable in fourteen (14) quarterly installments, each of which shall be equal to the greater of (i) one-fourteenth (1/14) of the aggregate unpaid principal balance of the Tranche A Note at the end of the Tranche A Revolving Period or (ii) sixty percent (60%) of the Net Oil and Gas Revenues during the applicable Accounting Quarter, and shall be due and payable on the last day of each Fiscal Quarter, beginning September 30, 2003 and continuing regularly thereafter until the Tranche A Maturity Date, at which time the unpaid principal balance of the Tranche A Note and all interest accrued thereon shall be due and payable in full."

         Section 2.5. Indebtedness.  Section 7.1(h) of the Original Agreement is
                      -------------
hereby deleted in its entirety and replaced with the following:

                 "(h) Miscellaneous items of Indebtedness not described in subsections (a) through (h) which do not in the aggregate (taking into account all such Indebtedness of all Restricted Persons) exceed $3,000,000 at any one time outstanding."

         Section 2.6. New  Aggregate  Borrowing  Base.  Pursuant to Section 2.9,
                      --------------------------------
Agent hereby notifies Borrower that the Aggregate Borrowing Base shall be $40,000,000 from the date hereof until the next Determination Date.

         Section 2.7. Schedule 1. Schedule 1 of the Original Agreement is hereby
                      -----------
deleted in its entirety and replaced with Schedule 1 attached hereto.

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1.  Effective Date. This Amendment shall become  effective as
                       ---------------
of the date first above written when and only when:


                  (a) Agent shall have received all of the following, at Agent's
         office,   duly  executed  and  delivered  and  in  form  and  substance satisfactory to Agent, all of the following:

                           (i)      this Amendment;

                           (ii) a certificate of the Secretary of Borrower dated
                  the date of this Amendment certifying: (i) that the resolutions attached to that certain Omnibus Certificate dated as of June 30, 1998 (the "Original Certificate") authorize the execution, delivery and performance of this Amendment by Borrower; (ii) that the names and true signatures of the officers of the Borrower attached to the Original Certificate are authorized to sign this Amendment; and (iii) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

                           (iii) for subsequent  delivery to each Lender,  (A) a
                  new Tranche A Note for each Lender with appropriate insertions payable to the order of the appropriate Lender, each in form attached hereto as Exhibit A-1 and (B) a new Tranche B Note for each Lender with appropriate insertions payable to the order of the appropriate Lender, each in form attached hereto as Exhibit A-2;

                           (iv) several  Assignment and Acceptances of even date
                  herewith by and between (i) U.S. Bank National Association, Comerica Bank-Texas, Borrower and Agent, (ii) U.S. Bank National Association, Norwest Bank Colorado, N.A., Borrower and Agent, and (iii) Bank of America, N.A., Norwest Bank Colorado, N.A. and Borrower, each in form attached hereto as Exhibit B;

                           (v) such  other  supporting  documents  as Agent  may
                  reasonably request; and

                  (b) Borrower shall have paid, in connection with such Loan Documents, all fees and reimbursements to be paid to Agent pursuant to any Loan Documents, or otherwise due Agent and including fees and disbursements of Agent's attorneys.

                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1.  Representations  and Warranties of Borrower.  In order to
                       --------------------------------------------
induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

                  (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                  (b) Borrower has duly taken all action necessary to authorize the execution and delivery by it of this Amendment and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder. Borrower is duly authorized to borrow funds under the Credit Agreement.

                  (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of Borrower, or (3) any agreement, judgment, license, order or permit applicable to or binding upon Borrower, (ii) result in the acceleration of any Indebtedness owed by Borrower, or
         (iii) result in or require the creation of any Lien upon any assets of properties of Borrower. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, and Tribunal or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment or to consummate any transactions contemplated hereby.

                  (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

                  (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1999 and the unaudited quarterly Consolidated financial statements of Borrower dated as of March 31, 2000 fairly present Borrower's Consolidated financial position at such dates and the Consolidated results of Borrower's operations and Borrower's Consolidated cash flows for the periods ending on such dates for Borrower.

         Copies of such financial statements have heretofore been delivered to each Lender. Since such dates no Material Adverse Change has occurred.

                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1.  Ratification  of  Agreements.  The Original  Agreement as
                       -----------------------------
hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

         Section 5.2. Survival of Agreements. All of Borrower's representations,
                      -----------------------
warranties, covenants and agreements herein shall survive the execution and delivery of this Amendment and the performance hereof, including the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full to each Lender and all of Lender Parties' obligations to Borrower are terminated. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to any Lender shall be deemed representations and warranties by Borrower or agreements and covenants of Borrower under this Amendment and under the Credit Agreement.

         Section 5.3. Loan Documents. This Amendment is a Loan Document, and all
                      ---------------
provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         Section 5.4.  Governing Law. This Amendment  shall be deemed a contract
                       --------------
and instrument made under the laws of the State of Colorado and shall be construed and enforced in accordance with and governed by the laws of the State of Colorado and the laws of the United States of America, without regard to the principles of conflicts of law.

         Section 5.5. Counterparts. This Amendment may be separately executed in
                      -------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                             ST. MARY LAND & EXPLORATION COMPANY

                                             By:/S/RICHARD C. NORRIS
                                                --------------------
                                                Name:RICHARD C. NORRIS
                                                Title:VICE PRESIDENT - FINANCE

                                                Address:

                                                1776 Lincoln Street
                                                Denver, Colorado 80203
                                                Attention: Richard C. Norris
                                                Fax: (303) 861-0934

                                             BANK OF AMERICA, N.A.
                                             Agent, LC Issuer and Lender

                                             By: /S/TRACEY S. BARCLAY
                                                 --------------------
                                                 Tracey S. Barclay
                                                 Principal

                                                 Address:

                                                 901 Main Street, 64th Floor
                                                 Dallas, Texas 75202
                                                 Fax:     (214) 290-8371

                                                 with a copy to:

                                                 Tracey S. Barclay
                                                 Bank of America, N.A.
                                                 Energy Group
                                                 333 Clay Street, Suite 4550
                                                 Houston, TX  77002
                                                 fax:     (713) 651-4807

                                             COMERICA BANK-TEXAS,
                                             a Lender

                                             By:/S/DAVID MONTGOMERY
                                                -------------------
                                                David Montgomery
                                                Vice President

                                                Address:
                                                P.O. Box 650282
                                                MC 6593
                                                Dallas, Texas 75265-0282
                                                Telephone:   (214) 969-6565
                                                Fax:         (214) 969-6561

                                             WELLS FARGO BANK WEST, N.A.,
                                             formerly  known  as
                                             NORWEST BANK OF COLORADO, N.A., a
                                             Lender

                                             By:/s/THOMAS M. FONCANNON
                                                ----------------------
                                                Thomas M. Foncannon
                                                Senior Vice President

                                                Address:

                                                1740 Broadway
                                                Denver, Colorado  80274-8699
                                                Attention:  Thomas M. Foncannon
                                                Fax:   (303) 863-5196


                                   SCHEDULE 1

                               LENDER COMMITMENTS
                                                                          MAXIMUM ALLOCATIONS
                                                                  -------------------------------------
                               PERCENTAGE       MAXIMUM LOAN          TRANCHE A          TRANCHE B
NAME OF LENDER                    SHARE            AMOUNT               LOAN               LOAN
---------------------------- ---------------- ------------------  ------------------ ------------------
Bank of America, N.A.              50%        $  100,000,000      $  100,000,000     $   25,000,000
Comerica Bank-Texas                25%        $   50,000,000      $   50,000,000     $   12,500,000
Wells Fargo Bank West, N.A.        25%        $   50,000,000      $   50,000,000     $   12,500,000